hotels.com™

"The Best Prices at The Best Places… Guaranteed"

hotels.com

Securities Matters

This presentation contains "forward-looking statements" within the meaning of section 21E of the Securities Exchange Act of 1934, as amended. The company has based these forward-looking statements on its current expectations and projections about future events, based on the information currently available to it. The forward-looking statements include statements relating to the company's anticipated financial performance, business prospects, new developments, new strategies and similar matters. The following important factors, in addition to those described under the section "Risk Factors" in the company's Annual Report on Form 10-K for the year ended December 31, 2001 (which is available upon request from the company or on the company's website, www.hotels.com, under the heading "Investor Relations") may affect the future results of the company and cause those results to differ materially from those expressed in the forward-looking statements; material adverse changes in the economic conditions in the company's markets including as a result of terrorist actions; future regulatory actions and conditions in the company's operating areas; competition from others; product demand and market acceptance; the ability to protect proprietary information and technology or to obtain necessary licenses on commercially reasonable terms; and the ability to obtain and retain key executives and employees. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or any other reason.

About Hotels.com

hotels.com


hotels.com
The best prices at the best places. Guaranteed.
OMNI PARKER HOUSE
BOSTON LEGENDARY HOTEL
> Sign In | > Register | > Home | > About hotels.com
Welcome to hotels.com
My Reservations
Reservation History
View | Change | Cancel
Need Assistance?
Customer Care
Newsletter
Sign-up today!
The best travel deals and specials!
Enter email here
Book online or call
800-2-HOTELS
(800-246-8357)
EUROPE: 00800-1066-1066
For Vacation Rentals
1 Select a Destination
New York
Atlanta
Boston
Chicago
London
Las Vegas
Los Angeles
Miami
New Orleans
Paris
Orlando
Reno / Tahoe
San Diego
San Francisco
Washington DC
Enter City
more cities
2 Select your dates
Check In Date
September
24
Check Out Date
September
26
3 Number of Rooms & Guests
Number of Rooms
1
Total Adults
2
Total Children
0
LOWEST RATES...GUARANTEED!
4 Check Rates
Hot Picks!
Las Vegas Rio All Suite Hotel
New York Hotel Belleclaire
Ramada Inn Boston from
City On Sale
Summer is just starting in San Francisco!!
New Promotions
FREE Steaks from Omaha Steaks
New Offer from
FREE ZagatSurvey Guide
Click Here!

How We Started

Company Overview

hotels.com

- Largest specialized provider of discount lodging.
- Prices up to 70% off regular rate.
- 11-year track record of profitable growth.
- Started in 1991. Founders run the company.
- Properties: Over 7,000 properties in 300 global markets.
- Employees: 1,100 in U.S., Europe and Asia.

Financial Overview

Current Financials

hotels.com

	4th Quarter 2002 Original Budget(1)	4th Quarter 2002 Preliminary Results(2)	Full Year 2002 Original Budget(1)	Full Year 2002 Preliminary Results(2)
Revenue	$216 mm	$270 – 271 mm	$775 mm	$943 – 944 mm
Adjusted EBITDA	$35 mm	$33 – 34 mm	$110 mm	$131 – 132 mm
Adjusted Net Income	$24.2 mm	$22.2 mm	$76 mm	$88 mm
Shares Outstanding	58.8 mm	58.7 mm	58.4 mm	58.6 mm

(1) As of the January 23, 2002 4th Quarter Earnings Release
(2) As of the January 6, 2003 Press Release

4th Quarter and 2002 Highlights

- Produced 7.8 mm merchant room nights in 2002 vs. 4.2 mm in 2001
- Added 122 new destinations in 2002, over 300 currently
- Over 2,000 properties added, now over 7,000
- Over 30,000 affiliates, more than 6,500 added in 2002

4th Quarter and 2002 Highlights (cont)

hotels.com

- Preliminary Q4 revenue growth of approximately 91%
- 4th Quarter ADR below expectations
  - Expected $126 vs. $118 Actual
- Hotels.com brand accounts for up to 35% of total daily bookings
- Stock Repurchase Program Announced, up to $100 mm
- Ended the year with no debt and over $400 mm in cash

2003 Budget and Expectations

hotels.com

- Final Budget for 2003
  - Revenue: $ 1.25 billion
  - Adjusted EBITDA: $ 175 million
  - Adjusted Net Income: $ 118.4 million
  - Average Shares Outstanding Estimated: 59.3 million
- Expect flat ADR's in 2003
- Expect year-over-year revenue growth of 33%
- Advertising budget of $56 mm for domestic and international campaign
- Adjusted EBITDA Margin of 14%
- Stock Repurchase Program

Revenue Growth

Growth in Revenue

1997 – 2003E ($ millions)



$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$35
$66
$162
$328
$536
$943(1)(2)
$1,250(2)
1997
1998
1999
2000
2001
2002E
2003E

(1) The low end of the range given on January 6, 2002 for the full year preliminary Revenue
(2) As of Hotels.com's January 6, 2003 press release

Profit Growth

Growth in Adjusted EBITDA
1997 – 2003E ($ millions)



$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$6
$11
$24
$53
$81
$131(1)(2)
$175(2)
1997
1998
1999
2000
2001
2002E
2003E

(1) The low end of the range given on January 6, 2002 for the full year preliminary EBITDA
(2) As of Hotels.com's January 6, 2003 press release

The Lodging Market

Lodging Market

hotels.com

- $300+ billion of hotel rooms & vacation rentals booked annually in U.S. & Europe.
- Our share of U.S. & European hotel & VR market was less than 1/4 of 1% in 2001.
- $120 billion of empty rooms annually in U.S. &Europe.
- Market opportunity in U.S. and Europe > $420 billion, including booked & empty rooms.
- Highly fragmented ownership – most hotels are independents or franchisees and are locally owned.

Drive-To Markets: Huge Factor in Lodging

hotels.com

- 90% of all travelers use ground transportation (auto, train, bus) to reach their destinations, despite bargain airfares.
- Clear need for both local and national marketing.



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
90%
10%
Ground
Fly

Future Growth

Continued Revenue Growth

hotels.com

- Hotel Booking is Moving Online
- Expansion of Current Lodging Product Lines
- Increased Direct Business
- Increased Revenue through Affiliates
- New Product Lines & Other Revenue Streams
- Growth of International Business
- Acquisitions & Strategic Investments

20% of all Lodging Booked Online by 2005*

hotels.com

Online Lodging %, 2005E*


20%
80%
Online
Off-line

*PhoCusWright Estimate

Hotel Booking is Moving Online

hotels.com

- 80% of hotel bookings are made by consumers calling hotels directly. Huge opportunity to shift this to the web & hotels.com.
- Telephone booking method very inadequate:
  - No pictures, descriptions or maps available.
  - Comparison shopping difficult.
  - Consumers save 20% (avg.) by booking hotels online.
- Hotels.com is faster & easier, with much better values and selection.

Expansion of Current Lodging Product Lines

hotels.com

- Our experience and track record have shown that
  More Rooms = More Revenue
- We will increase:
  - # of properties to *10,000 by 2005*
  - # of rooms per property
  - # of cities
- Product expansion & Geographic growth in hotels & vacation rentals:

- U.S.	- Europe
- Caribbean	- Asia
- Canada & Mexico	- South & Central America

Increased Direct Revenue

- Hotels.com brand is a proven early winner. Up to 35% of our total bookings in only 9 months.
- Direct business to reach 50% in 2003.
- Constant enhancements to improve look-to-book.
- Easy-to-remember name, great brand recall.
- Advertising for hotels.com will increase over time, domestic and international.
- New Customer Relationship Management tools coming.
- Other niche brands/sites being introduced.

Increased Revenue through Affiliates

hotels.com

- **Current Affiliates:**
  - Most are growing at least as fast as online travel (> 30% per year). Many are growing faster.
  - Many ways to increase sales from current affiliates:
    - ✓ 30% higher look-to-book ratio on Hotels.com platform.
    - ✓ Better merchandising on affiliates' sites.
    - ✓ On-site assistance with call center affiliates.
- **New Growth Opportunities:**
  - Travel agents: Via GDS, 3rd party hotel programs, travel software.
  - Affinity groups & associations: Travel clubs, financial institutions, professional & lifestyle associations.
  - International affiliates – HUGE!

Growth Opportunities Outside the U.S.

hotels.com

- European Market
  - Immense Growth Potential
  - Larger market and more vacation time
  - Office in Paris
- North American Market
  - Canada
  - Mexico
- Asia
  - Office in Hong Kong
  - Staff in Australia
- South America and more

New Products & Other Revenues

hotels.com

- Travel Packaging to be introduced in 2003
  - Main purpose is to sell more lodging
- Increased commission revenue from other travel products sold by our TravelNow subsidiary
  - Rental cars, airline tickets, Cruises and more
- Destination-related revenues
  - Show & event tickets, local tours & attractions, online restaurant reservations

Internal Goals for Growth in 2003

hotels.com

- Continue to grow hotels.com brand
- International Expansion – new markets, hotels and branding
- Affiliate Growth
- Perfect pricing and great availability (no sell-out dates)
- Customer Service and retention

hotels.com™

"The Best Prices at The Best Places… Guaranteed"